                                                                   EXHIBIT 99.17

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOAN TYPE

                                      AGGREGATE                                           WEIGHTED  WEIGHTED  WEIGHTED   AVERAGE
                                      PRINCIPAL     PERCENT OF   WEIGHTED       WEIGHTED  AVERAGE    AVERAGE  AVERAGE   PRINCIPAL
                       NUMBER OF       BALANCE       MORTGAGE    AVERAGE        AVERAGE   ORIGINAL  ORIGINAL   CREDIT    BALANCE
LOAN TYPE           MORTGAGE LOANS   OUTSTANDING       POOL       COUPON   WAM    DTI       LTV       CLTV     SCORE    OUTSTANDING
-----------------   --------------  --------------  ----------   --------  ---  --------  --------  --------  --------  -----------
2/28 LIBOR ARM          5,259       $1,113,807,016    47.83%     6.601%    356   40.48%    81.57%    89.34%     631      $211,791
3/27 LIBOR ARM            407           85,644,074     3.68      6.375     356   39.40     81.30     84.66      631       210,428
5/25 LIBOR ARM            288           73,396,346     3.15      6.071     356   39.92     78.15     81.47      660       254,848
6 Month LIBOR ARM          11            2,746,543     0.12      6.861     355   41.35     85.44     88.24      660       249,686
15/30 Balloon           3,111          181,525,989     7.80     10.317     176   40.46     99.29     99.24      666        58,350
10 Year Fixed               1               63,444     0.00      6.500     116   30.00     35.14     34.29      663        63,444
15 Year Fixed             310           33,683,877     1.45      6.783     176   38.72     71.25     70.64      651       108,658
20 Year Fixed              30            4,296,080     0.18      6.470     236   43.39     77.23     76.55      639       143,203
30 Year Fixed           2,331          474,049,160    20.36      6.519     356   39.12     77.52     79.29      656       203,367
2/28 LIBOR ARM-IO         973          304,295,344    13.07      5.728     356   37.46     81.92     95.08      672       312,739
3/27 LIBOR ARM-IO           3              746,765     0.03      6.176     356   45.18     80.96     93.99      617       248,922
5/25 LIBOR ARM-IO         169           54,295,502     2.33      5.792     356   36.40     80.97     87.04      683       321,275
-----------------      ------       --------------   ------      -----     ---   -----     -----     -----      ---      --------
TOTAL:                 12,893       $2,328,550,139   100.00%     6.718%    339   39.64%    81.88%    88.05%     647      $180,606
-----------------      ------       --------------   ------      -----     ---   -----     -----     -----      ---      --------

LIEN POSITION

                                      AGGREGATE                                           WEIGHTED  WEIGHTED  WEIGHTED   AVERAGE
                                      PRINCIPAL     PERCENT OF   WEIGHTED       WEIGHTED  AVERAGE    AVERAGE  AVERAGE   PRINCIPAL
LIEN                   NUMBER OF       BALANCE       MORTGAGE    AVERAGE        AVERAGE   ORIGINAL  ORIGINAL   CREDIT    BALANCE
POSITION            MORTGAGE LOANS   OUTSTANDING       POOL       COUPON   WAM    DTI       LTV       CLTV     SCORE    OUTSTANDING
-----------------   --------------  --------------  ----------   --------  ---  --------  --------  --------  --------  -----------
1st Lien                 9,712      $2,144,043,889     92.08%     6.409%   353   39.57%    80.38%    87.08%      645     $220,762
2nd Lien                 3,181         184,506,250      7.92     10.319    176   40.44     99.29     99.24       666       58,003
-----------------       ------      --------------    ------     ------    ---   -----     -----     -----       ---     --------
TOTAL:                  12,893      $2,328,550,139    100.00%     6.718%   339   39.64%    81.88%    88.05%      647     $180,606
-----------------       ------      --------------    ------     ------    ---   -----     -----     -----       ---     --------

DTI

                                      AGGREGATE                                           WEIGHTED  WEIGHTED  WEIGHTED   AVERAGE
                                      PRINCIPAL     PERCENT OF   WEIGHTED       WEIGHTED  AVERAGE    AVERAGE  AVERAGE   PRINCIPAL
                       NUMBER OF       BALANCE       MORTGAGE    AVERAGE        AVERAGE   ORIGINAL  ORIGINAL   CREDIT    BALANCE
DTI                 MORTGAGE LOANS   OUTSTANDING       POOL       COUPON   WAM    DTI       LTV       CLTV     SCORE    OUTSTANDING
-----------------   --------------  --------------  ----------   --------  ---  --------  --------  --------  --------  -----------
0.00                         2      $      485,434      0.02%     6.945%   355    0.00%    87.94%    91.77%      650     $242,717
0.01 to 5.00                18           4,279,105      0.18      6.627    344    3.88     81.86     88.51       659      237,728
5.01 to 10.00               54          11,652,174      0.50      6.689    341    8.40     82.48     85.66       667      215,781
10.01 to 15.00             144          28,789,375      1.24      6.535    342   13.44     77.77     81.84       657      199,926
15.01 to 20.00             304          46,696,318      2.01      6.610    344   18.39     78.91     81.63       644      153,606
20.01 to 25.00             649         107,623,741      4.62      6.617    342   23.19     80.00     83.87       644      165,830
25.01 to 30.00           1,036         184,486,012      7.92      6.568    341   28.26     80.98     86.35       656      178,075
30.01 to 35.00           1,669         297,855,601     12.79      6.681    340   33.10     81.07     86.65       648      178,464
35.01 to 40.00           2,193         410,259,980     17.62      6.660    340   38.12     81.95     88.33       649      187,077
40.01 to 45.00           2,917         527,480,721     22.65      6.759    337   43.02     82.63     89.99       647      180,830
45.01 to 50.00           2,954         528,648,200     22.70      6.850    337   48.11     82.36     89.38       641      178,960
50.01 to 55.00             869         163,327,720      7.01      6.687    342   52.84     82.86     87.13       642      187,949
55.01 or greater            84          16,965,758      0.73      6.678    345   57.56     83.28     87.27       632      201,973
-----------------       ------      --------------    ------      -----    ---   -----     -----     -----       ---     --------
TOTAL:                  12,893      $2,328,550,139    100.00%     6.718%   339   39.64%    81.88%    88.05%      647     $180,606
-----------------       ------      --------------    ------      -----    ---   -----     -----     -----       ---     --------

LTV

                                     AGGREGATE                                           WEIGHTED  WEIGHTED  WEIGHTED   AVERAGE
                                     PRINCIPAL     PERCENT OF   WEIGHTED       WEIGHTED  AVERAGE    AVERAGE  AVERAGE   PRINCIPAL
                      NUMBER OF       BALANCE       MORTGAGE    AVERAGE        AVERAGE   ORIGINAL  ORIGINAL   CREDIT    BALANCE
LTV                MORTGAGE LOANS   OUTSTANDING       POOL       COUPON   WAM    DTI       LTV       CLTV     SCORE    OUTSTANDING
---------------    --------------  --------------  ----------   --------  ---  --------  --------  --------  --------  -----------
50.00 or less             244      $   37,559,622      1.61%     6.192%   332   35.81%    41.12%    41.74%      645     $153,933
50.01 to 55.00            116          21,816,229      0.94      6.204    339   36.42     53.05     52.98       643      188,071
55.01 to 60.00            162          31,506,534      1.35      6.274    342   36.73     58.16     58.42       642      194,485
60.01 to 65.00            241          49,437,022      2.12      6.302    347   39.12     62.93     63.27       630      205,133
65.01 to 70.00            486         105,345,651      4.52      6.341    351   37.96     68.50     69.33       627      216,761
70.01 to 75.00            659         161,170,882      6.92      6.381    352   38.17     73.84     76.64       630      244,569
75.01 to 80.00          4,512       1,020,663,183     43.83      6.200    354   40.13     79.73     93.35       659      226,211
80.01 to 85.00          1,033         218,835,039      9.40      6.666    353   39.01     84.27     84.32       621      211,844
85.01 to 90.00          1,317         292,866,117     12.58      6.698    352   39.66     89.49     89.25       635      222,374
90.01 to 95.00          1,026         193,731,146      8.32      7.157    343   40.78     94.66     94.39       639      188,822
95.01 to 100.00         3,097         195,618,713      8.40      9.896    201   40.39     99.86     99.77       667       63,164
---------------        ------      --------------    ------      -----    ---   -----     -----     -----       ---     --------
TOTAL:                 12,893      $2,328,550,139    100.00%     6.718%   339   39.64%    81.88%    88.05%      647     $180,606
---------------        ------      --------------    ------      -----    ---   -----     -----     -----       ---     --------

CLTV

                                     AGGREGATE                                           WEIGHTED  WEIGHTED  WEIGHTED   AVERAGE
                                     PRINCIPAL     PERCENT OF   WEIGHTED       WEIGHTED  AVERAGE    AVERAGE  AVERAGE   PRINCIPAL
                      NUMBER OF       BALANCE       MORTGAGE    AVERAGE        AVERAGE   ORIGINAL  ORIGINAL   CREDIT    BALANCE
CLTV               MORTGAGE LOANS   OUTSTANDING       POOL       COUPON   WAM    DTI       LTV       CLTV     SCORE    OUTSTANDING
---------------    --------------  --------------  ----------   --------  ---  --------  --------  --------  --------  -----------
50.00 or less             240      $   36,867,108      1.58%     6.193%   332   35.58%    41.00%    40.78%     644      $153,613
50.01 to 55.00            118          22,013,409      0.95      6.196    338   36.31     53.13     52.87      644       186,554
55.01 to 60.00            165          31,618,528      1.36      6.268    340   37.20     58.26     57.99      637       191,627
60.01 to 65.00            242          49,224,172      2.11      6.307    348   39.08     63.07     62.82      630       203,406
65.01 to 70.00            468          99,239,155      4.26      6.331    349   37.67     68.65     68.35      627       212,049
70.01 to 75.00            593         136,080,800      5.84      6.374    352   38.03     73.70     73.55      625       229,479
75.01 to 80.00          1,399         291,524,565     12.52      6.401    351   38.85     79.30     79.00      637       208,381
80.01 to 85.00          1,026         220,027,116      9.45      6.658    353   39.26     83.97     83.98      622       214,451
85.01 to 90.00          1,366         316,332,881     13.58      6.657    352   39.50     88.42     89.25      638       231,576
90.01 to 95.00          1,260         258,750,963     11.11      6.949    347   40.75     90.81     94.44      642       205,358
95.01 to 100.00         6,016         866,871,444     37.23      6.968    321   40.57     84.37     99.74      668       144,094
---------------        ------      --------------    ------      -----    ---   -----     -----     -----      ---      --------
TOTAL:                 12,893      $2,328,550,139    100.00%     6.718%   339   39.64%    81.88%    88.05%     647      $180,606
---------------        ------      --------------    ------      -----    ---   -----     -----     -----      ---      --------